                                                                    EXHIBIT 4.1

TEMPORARY CERTIFICATE -- EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

    NUMBER                                                        SHARES

                          DAL-TILE INTERNATIONAL INC.
            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

 COMMON STOCK                                                   COMMON STOCK

     THIS CERTIFICATE IS TRANSFERABLE IN                       SEE REVERSE FOR
RIDGEFIELD PARK, NEW JERSEY OR NEW YORK, NEW YORK            CERTAIN DEFINITIONS

                                                              CUSIP 23426R 10 8

This Certifies that


is the owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF DAL-TILE INTERNATIONAL INC. TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

    WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

Dated:

COUNTERSIGNED AND REGISTERED:
    ChaseMellon Shareholder Services, L.L.C.                     PRESIDENT
                         TRANSFER AGENT
                         AND REGISTRAR

                                                  [SEAL]


BY
                      AUTHORIZED SIGNATURE.                      SECRETARY

                          DAL-TILE INTERNATIONAL INC.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM -- as tenants in common             UNIF GIFT MIN ACT -- ______ Custodian _______
  TEN ENT -- as tenants by the entireties                          (Cust)           (Minor)
  JT TEN  -- as joint tenants with rights of                       under Uniform Gifts to Minors
             survivorship and not as tenants                       Act _________________________
             in common                                                          (State)

    Additional abbreviations may also be used though not in the above list.

For value received, _______________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE

[                                  ]
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE)

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------------------------------------------------------------------------ shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------- Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________


                    ------------------------------------------------------------
                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever. The signature of the person executing this power must be guaranteed by an Eligible Guarantor Institution such as a Commercial Bank, Trust Company, Securities Broker/Dealer, Credit Union, or a Savings Association participating in a Medallion program approved by the Securities Transfer Association, Inc.